SMITH BARNEY EQUITY FUNDS
on behalf of
SMITH BARNEY GROWTH AND INCOME FUND (the "Fund")

Supplement dated March 25, 1998 to
Prospectus dated May 31, 1997


	On March 25, 1998, shareholders of the
Fund approved changing the Fund's investment
objective to long-term capital growth.   The
Fund will fulfill this investment objective by investing primarily in the common stock of large capitalization domestic companies that exhibit growth and/or value attributes. The Fund may hold securities of companies that are characterized by earnings growth greater than that of the S&P 500. When selecting stocks with growth potential, MMC will evaluate the specific financial characteristics of the issuer such as historical earnings growth, sales growth, profitability and return on equity. At the same time, the Fund may hold the securities of companies whose prices are undervalued in the marketplace at the time of purchase. When selecting stocks with value potential, MMC may select securities characterized as having below average price to earnings or price to book ratios. The Fund expects to invest primarily in large capitalization companies, generally the
1,000 largest domestic companies as measured by market capitalization. In conjunction with shareholders approving this investment objective change, the Board of Trustees has approved changing the Fund's name to Smith Barney Large
Cap Blend Fund. This new name will better reflect the Fund's asset class and investment strategy of buying large cap stocks that exhibit a blend of growth and value characteristics.



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